Deutsche Asset Management

Daily Assets Fund Institutional

Supplement Dated October 28, 2003 to Prospectus dated October 28, 2003

The following supplements the “Strategy” section of the Prospectus.

Because most of the investors in the Fund will issue standing orders to invest in the Fund cash collateral received in connection with securities lending transactions, the Fund may receive significant purchase orders or redemptions late in the day, which may impact the Fund’s ability to remain fully invested. To assist the Fund in remaining fully invested, the Fund and an affiliate may jointly enter into repurchase agreements and other investments with nonaffiliated banks, broker-dealers or other issuers with respect to amounts estimated to be received on any day through the operation of the securities lending program. Such investments will be allocated in such a manner as to maximize the investment of cash by the Fund.

Please contact your investment provider or call Scudder Investments at (800) 730-1313 or visit the web site at www.scudder.com for more information.

Please Retain This Supplement for Future Reference